UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TRANSCODE THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Vstock Transfer, LLC
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Woodmere, New York 11598

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ONLINE VOTING

To vote your proxy electronically, please go to www.vstocktransfer.com/proxy You must reference your 12-digit control number listed below.

CONTROL #

REQUESTING A PAPER OR ELECTRONIC COPY OF THE PROXY MATERIALS

Have this notice available when you request a paper or electronic copy of the proxy materials: By telephone please call (toll free) 1-855-987-8625 or by email at: vote@vstocktransfer.com Please include the company name and your account number in the subject line.

TransCode Therapeutics, Inc.
6 Liberty Square - #2382
Boston, Massachusetts 02109

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 22, 2022

This communication presents only an overview of the more complete Proxy Materials that are available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Proxy Materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request them from us. There is no charge to have such documents mailed or emailed to you. Please make your request as instructed above on or before June 8, 2022, to facilitate timely delivery.

ACCESSING YOUR PROXY MATERIALS ONLINE

The following Proxy Materials are available to you to review at https://ir.transcodetherapeutics.com/annual-meeting:

- Proxy Statement for the Annual Meeting of Stockholders (including all attachments thereto);
- Annual Report on Form 10-K for the fiscal year ended December 31, 2021; and
- The Proxy Card, and any amendments to the foregoing materials that are required to be furnished to stockholders.

PROXY STATEMENT OVERVIEW

The Annual Meeting of Stockholders of TransCode Therapeutics, Inc. (the "Company"), will be held on June 22, 2022, at 11:00 a.m., Eastern Time, at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, MA 02210. Proposals to be voted at the meeting are listed below along with the Board of Directors' recommendations.

1. To elect Robert Michael Dudley, Thomas A. Fitzgerald, Philippe P. Calais, PhD, Erik Manting, PhD, and Magda Marquet, PhD, to the Board of Directors.
2. To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

The Board of Directors recommends a vote 'FOR' all director nominees and 'FOR' Proposal 2.

IMPORTANT INFORMATION FOR THIS YEAR'S MEETING

Due to the public health impact of the coronavirus (COVID-19), attendees will be required to comply with various health and safety protocols including wearing an appropriate face covering and social distancing. We will continue to monitor COVID-19 developments. If we determine that it is advisable or required to conduct the Annual Meeting of Stockholders solely by means of remote communication, we will announce the decision to do so in advance, and details on how to participate will be set forth in a press release issued by the Company and available at https://ir.transcodetherapeutics.com/annual-meeting. If you plan to attend the Annual Meeting of Stockholders, please check our website one week prior to the meeting. As always, you are encouraged to vote your shares prior to the Annual Meeting of Stockholders.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must go online or request a paper copy of the Proxy Materials to receive a proxy card.

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